VOYA SERIES FUND, INC.

Voya Core Equity Research Fund

 (“Fund”)

Supplement dated June 6, 2014

to the Fund’s Class A, Class B, Class C, Class I, Class O,

Class R and Class W Prospectus, Class R6 Prospectus and Summary Prospectuses,

each dated September 30, 2013, as supplemented May 1, 2014, and to the Fund’s related Statement of Additional Information (“SAI”)

dated September 30, 2013

On May 22, 2014, the Board of Directors of Voya Series Fund, Inc. (“Board”) approved a proposal to reorganize the Fund (the “Disappearing Fund”) with and into the following “Surviving Fund” (the “Reorganization”):

Disappearing Fund	Surviving Fund
Voya Core Equity Research Fund	Voya Large Cap Value Fund

The proposed Reorganization is subject to approval by the shareholders of the Disappearing Fund. A proxy statement/prospectus detailing the proposed Reorganization is expected to be mailed to the Disappearing Fund’s shareholders on or about October 14, 2014, and a shareholder meeting is scheduled to be held on or about December 2, 2014. The Disappearing Fund will notify its shareholders if shareholder approval of its proposed Reorganization is not obtained. If shareholder approval of the proposed Reorganization is obtained, it is expected that the Reorganization will take place on or about January 16, 2015, or such other date as the parties may agree (“Closing Date”).

If shareholders of the Disappearing Fund approve the Reorganization, from the date of shareholder approval through the Closing Date, the Disappearing Fund will be in a “transition period” during which time a transition manager will sell all or most of its assets and the transition manager may hold a large portion of the Disappearing Fund’s assets in temporary investments. During this time, the Disappearing Fund may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in buy and sell transactions and such transactions may be made at a disadvantageous time and may result in the realization of taxable gains or losses for the Fund resulting in taxable distributions to the Fund’s shareholders.  In addition, these transactions will also result in transactional costs, which may be ultimately borne by the Disappearing Fund’s shareholders.

Additionally, if the Reorganization is approved, any contingent deferred sales charge (“CDSC”) that would be applicable on a redemption of shares of the Fund or on a redemption of shares of the Surviving Fund acquired as a result of the Reorganization shall be waived from September 5, 2014 until thirty (30) days following the Closing date. Following the Reorganization, the Disappearing Fund’s shareholders will hold shares of the Surviving Fund. For more information regarding the Surviving Fund, please contact a Shareholder Services representative at (800) 992-0180.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE